Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

Linked in
Top Content · People · Learning · Jobs · Games · Get the app
Sign in · Join now

Figure's Post

Figure
31,411 followers
1h

A milestone for YLDS: for the first time on Connect, a buyer paid in YLDS. Sellers first, now buyers. Thanks to our partners for helping make it happen.

11 · 1 Comment

Like · Comment · Share

Figure 1h

YLDS are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. More information on YLDS and FCC available at ylds.com

Like · Reply

To view or add a comment, sign in

31,411 followers

View Profile · + Follow

More from this author

September Newsletter: AI strategies and an untapped market
Figure · 1w

August Newsletter: Plus, our latest HELOC Hero, upcoming events, webinars, and podcast
Figure · 1mo

July Newsletter: Changes this month that add up to real time saved
Figure · 2mo

Explore content categories

Career · Productivity · Finance · Soft Skills & Emotional Intelligence · Project Management · Education

Show more

Linked in © 2026 About Accessibility User Agreement Privacy Policy Your California Privacy Choices Cookie Policy Copyright Policy Brand Policy Guest Controls
Community Guidelines Language